SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): AUGUST 22, 2001

CSK AUTO CORPORATION
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	001-13927	86-0765797

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 EAST MISSOURI AVENUE PHOENIX, ARIZONA (Address Of Principal Executive Offices)	85012 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 265-9200

ITEM 5. OTHER EVENTS.

         On August 15, 2001, CSK Auto Corporation (“CSK”) issued a press release in the form attached hereto as Exhibit 99.1. The press release reports that CSK has initiated several strategic and financial initiatives aimed at improving the Company’s balance sheet and enhancing its future profitability.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.     Exhibits

         99.1 August 15, 2001 Press Release of CSK.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK AUTO CORPORATION By: /s/ Don Watson

Date: August 22, 2001	Don Watson Senior Vice President, Chief Financial Officer and Treasurer